180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
35.1% of net assets at value

Privately Held Companies (Illiquid) -
21.0% of net assets at value

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$10,242,319
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,173,856
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	940,259
				3,021,746	13,356,434

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	125,000

DWSI Holdings, Inc. (3)(4)(6)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Class A Convertible Preferred Stock (acquired 4/14/20)	(I) (L3)		1,025,045.6	5,662,954	1,238,036

Fleet Health Alliance, LLC (3)(4)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	225,000	0

Lodo Therapeutics Corporation (3)		Pharmaceuticals
Develops novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	179,762
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(I) (L3)		$474,019	510,019	191,816
				1,168,209	371,578

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
35.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
21.0% of net assets at value (cont.)

Magnolia Neurosciences Corporation (3)(4)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	$862,872	$656,542

Nanosys, Inc. (3)(4)		Specialty Chemicals
Develops inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		803,428	1,500,000	438,087
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		1,016,950	3,000,003	892,949
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		433,688	496,573	470,067
				4,996,576	1,801,103

NanoTerra, Inc. (3)(4)		Research & Consulting Services
Develops surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		4,462	69,168	0
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	0
				104,571	0

ORIG3N, Inc. (3)(4)		Health Care Technology
Develops consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	500,000	386,234
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	487,876
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	72,058
				2,200,002	946,168

Phylagen, Inc. (3)(4)		Research & Consulting Services
Develops technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	233,845	281,017

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
35.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
21.0% of net assets at value (cont.)

Revanna Pharmaceuticals, Inc. (3)(4)(7)(8)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20)	(M) (L3)		2,584,763	$103,391	$103,391

Total Unaffiliated Privately Held Companies (cost: $18,579,166)					$18,879,269

Unaffiliated Publicly Traded Securities -
14.1% of net assets at value

Alta Equipment Group, Inc. (4)		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Common Stock (Unrestricted) (acquired 2/14/20-9/24/20)	(M) (L1)		647,231	$5,055,721	$5,067,819
Warrants for the Purchase of Common Stock expiring 4/8/24 (acquired 2/14/20)	(M) (L1)		150,000	222,879	270,600
				5,278,600	5,338,419

Perion Network Ltd. (4)		Advertising
Operates as a digital media company
Common Stock (acquired 8/27/20-9/22/20)	(M) (L1)		447,937	2,692,217	3,126,600

Lantronix, Inc. (4)		Communications Equipment
Provides secure data access and management solutions
Common Stock (acquired 9/18/18-6/24/20)	(M) (L1)		721,034	2,302,808	3,468,174

OpGen, Inc. (4)(9)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	785	5

Miscellaneous Common Stocks (10)	(M) (L1)			741,139	815,593

Total Unaffiliated Publicly Traded Securities (cost: $11,015,549)					$12,748,791

Total Investments in Unaffiliated Companies (cost: $29,594,715)					$31,628,060

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
44.1% of net assets at value

Privately Held Companies (Illiquid) -
10.3% of net assets at value

ABSMaterials, Inc. (3)		Specialty Chemicals
Develops nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$29,245
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	357,207
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/20)	(M) (L3)		$100,000	137,611	137,611
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/20)	(M) (L3)		$25,000	32,030	32,030
				1,822,285	556,093

Accelerator IV-New York Corporation (3)(11)		Research & Consulting Services
Identifies and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/12/18)	(I) (L3)		833,333	0	640,531

Black Silicon Holdings, Inc. (3)(4)(8)(12)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	750,000	0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	241,429
				7,870,245	241,429

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
44.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
10.3% of net assets at value (cont.)

EchoPixel, Inc. (3)(4)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,007,804
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	359,094
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	422,158
				2,100,000	1,789,056

Essential Health Solutions, Inc. (3)		Health Care Technology
Develops software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	20	0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	521,657
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	42,612
				2,800,020	564,269

HALE.life Corporation (3)(4)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	67,939
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,098,692
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,291,183
				4,396,930	2,457,814

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
44.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
10.3% of net assets at value (cont.)

TARA Biosystems, Inc. (3)(4)		Life Sciences Tools & Services
Develops human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$544,961
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,445,154
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,095
				2,645,513	3,068,210

Total Non-Controlled Affiliated Privately Held Companies (cost: $21,634,993)					$9,317,402

Non-Controlled Affiliated Publicly Traded Securities -
33.8% of net assets at value

Potbelly Corporation (4)		Restaurants
Operates a chain of sandwich shops
Common Stock (acquired 6/24/19-6/1/20)	(M) (L1)		1,268,099	$5,275,094	$4,806,095

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-4/7/20)	(M) (L1)		1,475,012	3,915,069	6,785,055

Sonim Technologies, Inc. (4)		Technology Hardware, Storage & Peripherals
Provides rugged communications products
Common Stock (acquired 6/5/20-7/14/20)	(M) (L1)		6,045,229	4,541,166	4,691,098

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
44.1% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
33.8% of net assets at value (cont.)

Synacor, Inc. (4)(13)		Application Software
Provides technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-7/1/20)	(M) (L1)		1,730,960	$4,498,717	$2,613,750
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19) (3)(14)	(I) (L3)		50,000	0	39,135
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19) (3)(14)	(I) (L3)		15,000	0	12,119
Restricted Stock Units (acquired 9/8/20) (3)(14)	(M) (L2)		60,850	0	79,777
				4,498,717	2,744,781

TheMaven, Inc. (3)(4)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	2,000,000	2,965,643
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	7,414,108
Series J Convertible Preferred Stock (acquired 10/7/19)	(M) (L2)		1,000	1,000,000	1,059,158
				8,000,000	11,438,909

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $26,230,046)					$30,465,938

Total Investments in Non-Controlled Affiliated Companies (cost: $47,865,039)					$39,783,340

Total Investments (cost: $77,459,754)					$71,411,400

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Other Financial Instruments (15)

Unaffiliated Rights to Payments (Illiquid) -
8.6% of net assets at value

Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(4)(16)	(I) (L3)	Biotechnology	$548,998	$548,998	$1,792,838

Rights to Milestone Payments from Acquisition of Petra Pharma Corporation (acquired 5/14/20) (3)(4)(17)	(I) (L3)	Pharmaceuticals	$5,859,686	5,859,686	5,930,472

Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17) (3)(4)(18)	(I) (L3)	Technology Hardware, Storage & Peripherals	$0	0	0

Total Unaffiliated Rights to Payments (adjusted cost: $6,408,684)					$7,723,310

Total Investments in Privately Held Companies and Publicly Traded Securities and Other Financial Instruments (cost: $83,868,438)					$79,134,710

NET ASSETS (equivalent to $2.90 per share based on 31,121,562 shares outstanding)					$90,179,922

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020
(UNAUDITED)
Notes to Consolidated Schedule of Investments

(1)See Note 1. Investment Valuation Procedures.
(2)Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)We are subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $47,489,921, or 52.7 percent of net assets.
(4)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(5)We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(6)The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. On April 14, 2020, D-Wave Systems, Inc. reorganized as a subsidiary of a new company, DWSI Holdings, Inc. ("DWSI"). As part of the reorganization, all of the outstanding stock of D-Wave Systems, Inc., was consolidated into a single class of preferred stock of DWSI on a one-for-one basis. DWSI then completed a 1-for-5 reverse stock split. DWSI continues to do business as D-Wave Systems, Inc. and is located and doing business primarily in Canada. We invested in D-Wave Systems, Inc. and now DWSI, through Parallel Universes, Inc., a Delaware company.

(7)The Company received shares of Revanna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(8)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(9)On August 28, 2019, OpGen, Inc. effectuated a 1:20 reverse stock split of its common stock. The warrants held by the Company are for the purchase of common stock.
(10)The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.
(11)Historically, Accelerator IV-New York Corporation ("Accelerator") was valued under the equity method of accounting. In May 2020, the Company received distributions of its pro rata share of the distribution Accelerator received from the acquisition of Petra Pharma Corporation. The Company could receive further distributions of $6,252,754 in potential future milestone payments from the acquisition through its ownership in Accelerator, as well as $25,109 in proceeds held in escrow from the acquisition. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all. As a result of this transaction, Accelerator is fair valued by the Company's Board of Directors, under the income approach.
The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2020
(UNAUDITED)
(12)On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx, Inc. were converted into securities of Black Silicon Holdings, Inc.  SiOnyx, Inc. was then acquired by an undisclosed buyer.  Black Silicon Holdings, Inc. owns a profit interest in the undisclosed buyer.
(13)The Company is the Investment Manager and Managing Member of 180.2 SPV Series - a Series of 180 Degree Capital     Management, LLC that owns 1,241,400 shares, or 3.1 percent of the voting securities, of Synacor, Inc. ("SYNC"). When combined with the Company's ownership of 4.4 percent of the voting securities of SYNC, the Company controls 7.5 percent of the voting securities of SYNC, based on 39,644,363 shares reported in SYNC's most recent Securities and Exchange Commission ("SEC") filing, Form 10-Q, as of September 30, 2020.
(14)The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of SYNC. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.
(15)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(16)If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.
(17)If all the remaining milestones are met, we would receive $80,603,393. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.
(18)In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,100. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying unaudited notes are an integral part of this unaudited schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

    ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2020, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2020
Privately Held Portfolio Companies:
Preferred Stock	$0	$0	$26,069,351	$26,069,351
Bridge Notes	0	0	645,498	645,498
Common Stock	0	0	1,356,822	1,356,822
Warrants	0	0	0	0
LLC Interests	0	0	125,000	125,000

Publicly Traded Portfolio Companies:
Common Stock	$31,374,184	$0	$0	$31,374,184
Preferred Stock	0	11,438,909	0	11,438,909
Warrants	270,600	0	5	270,605
Stock Options	0	0	51,254	51,254
Restricted Stock Units	0	79,777	0	79,777
Total Investments:	$31,644,784	$11,518,686	$28,247,930	$71,411,400

Other Financial Instruments:
Rights to Payments	$0	$0	$7,723,310	$7,723,310
Funds Held in Escrow from Sales of Investments	0	0	161,629	161,629
Total Financial Assets:	$31,644,784	$11,518,686	$36,132,869	$79,296,339

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of September 30, 2020	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-50.0% (-50.0%)
			Price Per Share	$1.30 ($1.30)
			Volatility	75.5% (75.5%)
Preferred Stock	$946,168	Hybrid Approach	Time to Exit / Cash Flows (Years)	2.7 (2.7)
			Probability of Achieving Independent Milestones	25.0% - 75.0% (71.5%)
			Price Per Share	$0.21 - $6.33 ($3.74)
			Public Comparable Adjustment (Including Non-Performance Risk)	-82.3% - 0.4% (-29.7%)
			Volatility	50.5% - 110.9% (79.4%)
Preferred Stock	24,842,166	Income Approach	Time to Exit / Cash Flows (Years)	0.0 - 6.0 (5.0)
			Public Comparable Adjustment (Including Non-Performance Risk)	-25.0% (-25.0%)
			Revenue Multiples	3.1 (3.1)
			Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	18.6% (18.6%)
Preferred Stock	281,017	Market Approach	Price Per Share	$0.68 ($0.68)
Bridge Notes	234,428	Income Approach	Estimated Value to Cost Ratio at Payout	0.00 - 0.85 (0.15)
			Revenue Multiples	3.1 (3.1)
			Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	18.6% (18.6%)
Bridge Notes	411,070	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 (1.00)
			Probability of Achieving Independent Milestones	3.4%-75.0% (46.7%)
			Probability of Achieving Dependent Milestones	0.0%-14.1% (1.6%)
			Public Comparable Adjustment (Including Non-Performance Risk)	-50.0% - 0.0% (0.0%)
			Volatility	77.8% - 110.9% (95.4%)
			Time to Exit (Years)	0.0 - 13.7 (9.7)
Common Stock	1,253,431	Income Approach	Price Per Share	$0.21 - $0.75 ($0.60)
Common Stock	103,391	Market Approach	Price Per Share	$0.04000 ($0.04000)
			Price Per Share	$0.00 - $2.12 ($2.12)
			Volatility	124.0% (124.0%)
Warrants	5	Income Approach	Time to Exit (Years)	4.4 (4.4)
LLC Interests	125,000	Market Approach	Bid/Ask	$100,000-$150,000 ($125,000)

	Value as of September 30, 2020	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Discount for Lack of Marketability	12.6% (12.6%)
			Volatility	59.5% (59.5%)
Stock Options	$51,254	Income Approach	Time to Exit (Years)	8.4 - 8.6 (8.5)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (52.9%)
			Probability of Achieving Dependent Milestones	0.0% - 56.3% (11.1%)
Rights to Payments	7,723,310	Income Approach	Time to Cash Flows (Years)	0.3 - 22.3 (12.9)
			Probability of Receiving Full Payout Upon Expiration of Escrow Period	50.0% (50.0%)
Funds Held in Escrow from Sales of Investments	161,629	Income Approach	Time to Cash Flows (Years)	0.6 (0.6)
Total	$36,132,869

(a) Weighted average based on fair value at September 30, 2020.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments and Escrows

Rights to payments and escrows where historically valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We are also entitled to future payments from the acquisition of Petra Pharma Corporation by an undisclosed acquirer. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended September 30, 2020, the following changes in valuation methodology occurred since December 31, 2019:

•We changed the valuation methodology of our securities of Nanosys, Inc. from the market approach to the income approach to reflect a change in the financing status of the business.
•We changed the valuation methodology of our securities of D-Wave Systems, Inc. (now DWSI Holdings, Inc.) from the market approach to the income approach owing to consummation of new financing.
•We changed the valuation methodology of our securities of Accelerator IV-New York Corporation from the equity method of accounting to the market approach.
•We changed the valuation methodology of our secured convertible bridge note of Lodo Therapeutics Corporation from the market approach to the income approach owing to consummation of new financing.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2020.

Industry	Value as of September 30, 2020	% of Net Assets	Value as of September 30, 2020	% of Net Assets
Advertising			$3,126,600	3.5%
Unaffiliated Portfolio Companies	$3,126,600	3.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Application Software			2,744,781	3.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,744,781	3.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			125,000	0.1%
Unaffiliated Portfolio Companies	125,000	0.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			1,792,843	2.0%
Unaffiliated Portfolio Companies	1,792,843	2.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			3,468,174	3.8%
Unaffiliated Portfolio Companies	3,468,174	3.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			13,356,434	14.8%
Unaffiliated Portfolio Companies	13,356,434	14.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,789,056	2.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,789,056	2.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			3,968,251	4.4%
Unaffiliated Portfolio Companies	946,168	1.0%
Non-Controlled Affiliated Portfolio Companies	3,022,083	3.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			11,438,909	12.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	11,438,909	12.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			3,068,210	3.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,068,210	3.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			7,061,983	7.8%
Unaffiliated Portfolio Companies	7,061,983	7.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2020	% of Net Assets	Value as of September 30, 2020	% of Net Assets
Research & Consulting Services			$921,548	1.0%
Unaffiliated Portfolio Companies	$281,017	0.3%
Non-Controlled Affiliated Portfolio Companies	640,531	0.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			4,806,095	5.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,806,095	5.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			241,429	0.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	241,429	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			2,357,196	2.6%
Unaffiliated Portfolio Companies	1,801,103	2.0%
Non-Controlled Affiliated Portfolio Companies	556,093	0.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			12,714,189	14.1%
Unaffiliated Portfolio Companies	1,238,036	1.4%
Non-Controlled Affiliated Portfolio Companies	11,476,153	12.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Trading Companies & Distributors			5,338,419	5.9%
Unaffiliated Portfolio Companies	5,338,419	5.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Miscellaneous Common Stocks Industries			815,593	0.9%
Miscellaneous Common Stocks Industries	815,593	0.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$79,134,710		$79,134,710

NOTE 5. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2019	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2020
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$22,297	$6,948	$0	$6,948	$29,245
	Series B Convertible Preferred Stock	0	0	306,556	50,651	0	50,651	357,207
	Secured Convertible Bridge Note	7,507	0	162,134	7,507	0	0	169,641
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$203,677	$436,854	$0	$640,531	$640,531
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes (F)	0	0	360,465	0	(119,036)	(119,036)	241,429
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$1,369,554	$0	$(361,750)	$(361,750)	$1,007,804
	Series Seed-2 Convertible Preferred Stock	0	0	488,352	0	(129,258)	(129,258)	359,094
	Series A-2 Convertible Preferred Stock	0	0	556,486	0	(134,328)	(134,328)	422,158
Essential Health Solutions, Inc.	Common Stock	$0	$0	$143,349	$0	$(143,349)	$(143,349)	$0
	Series A Convertible Preferred Stock	0	0	2,868,134	0	(2,346,477)	(2,346,477)	521,657
	Convertible Bridge Note	0	0	50,000	0	(7,388)	(7,388)	42,612
HALE.life Corporation	Common Stock	$0	$0	$117,016	$0	$(49,077)	$(49,077)	$67,939
	Series Seed-1 Convertible Preferred Stock	0	0	1,613,660	0	(514,968)	(514,968)	1,098,692
	Series Seed-2 Convertible Preferred Stock	0	0	1,853,786	0	(562,603)	(562,603)	1,291,183

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2019	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2020
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$(64,694)	$0	$0	$0	$65,250	$0
	Common Stock	0	(7,604,926)	0	0	0	7,670,281	0
	Senior Secured Debt (G)	0	(2,512,177)	0	0	0	2,533,766	0
TARA Biosystems, Inc.	Common Stock	$0		$757,753	$0	$(212,792)	$(212,792)	$544,961
	Series A Convertible Preferred Stock	0		3,196,883	0	(751,729)	(751,729)	2,445,154
	Series A-2 Convertible Preferred Stock	0		101,062	0	(22,967)	(22,967)	78,095
Total Non-Controlled Affiliated Privately Held Companies		$7,507	$(10,181,797)	$14,171,164	$501,960	$(5,355,722)	$5,611,705	$9,317,402
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES(F):
Potbelly Corporation	Common Stock	$0	$17,559	$4,735,047	$71,048	$0	$(368,946)	$4,806,095
Quantum Corporation	Common Stock	$0	$1,515,118	$12,784,660	$0	$(5,999,605)	$(5,397,801)	$6,785,055
Sonim Technologies, Inc.	Common Stock	$0	$0	$0	$4,691,098	$0	$149,932	$4,691,098
Synacor, Inc.	Common Stock	$0	$0	$2,450,061	$163,689	$0	$27,445	$2,613,750
	Stock Options	0	0	61,514	0	(10,260)	(10,260)	51,254
	Restricted Stock Units	0	0	14,384	65,393	0	65,393	79,777
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0	$2,647,689	$317,954	$0	$317,954	$2,965,643
	Series I Convertible Preferred Stock	0	0	6,615,833	798,275	0	798,275	7,414,108
	Series J Convertible Preferred Stock	0	0	896,209	162,949	0	162,949	1,059,158
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$1,532,677	$30,205,397	$6,270,406	$(6,009,865)	$(4,255,059)	$30,465,938
Total Non- Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$7,507	$(8,649,120)	$44,376,561	$6,772,366	$(11,365,587)	$1,356,646	$39,783,340

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2020.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2020.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(F)Debt security is on non-accrual status as of April 1, 2018

(G)Debt security was on non-accrual status as of July 1, 2018, through its sale in September 2020.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$29,245
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	357,207
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/20)	(M) (L3)		$100,000	137,611	137,611
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/20)	(M) (L3)		$25,000	32,030	32,030
				$1,822,285	$556,093
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/12/18)	(I) (L3)		833,333	$0	$640,531
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	241,429
				$7,870,245	$241,429
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,007,804
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	359,094
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	422,158
				$2,100,000	$1,789,056

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$0
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	521,657
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	42,612
				$2,800,020	$564,269
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$67,939
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,098,692
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,291,183
				$4,396,930	$2,457,814
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$544,961
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,445,154
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	78,095
				$2,645,513	$3,068,210
Total Non-Controlled Affiliated Privately Held Companies (10.3%)				$21,634,993	$9,317,402

NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Potbelly Corporation		Restaurants
Common Stock (acquired 6/24/19-6/1/20)	(M) (L1)		1,268,099	$5,275,094	$4,806,095
Quantum Corporation		Technology Hardware, Storage & Peripherals
Common Stock (acquired 2/4/19-4/7/20)	(M) (L1)		1,475,012	$3,915,069	$6,785,055
Sonim Technologies, Inc.		Technology Hardware, Storage & Peripherals
Common Stock (acquired 6/5/20-7/14/20)	(M) (L1)		6,045,229	$4,541,166	$4,691,098

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Synacor, Inc.		Application Software
Common Stock (acquired 4/6/17-7/1/20)	(M) (L1)		1,730,960	$4,498,717	$2,613,750
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19)	(I) (L3)		50,000	0	39,135
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19)	(I) (L3)		15,000	0	12,119
Restricted Stock Units (acquired 9/8/20)	(M) (L2)		60,850	0	79,777
				$4,498,717	$2,744,781
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	$2,000,000	$2,965,643
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	7,414,108
Series J Convertible Preferred Stock (acquired 10/7/19)	(M) (L2)		1,000	1,000,000	1,059,158
				$8,000,000	$11,438,909
Total Non-Controlled Affiliated Publicly Traded Securities (33.8%)				$26,230,046	$30,465,938
Total Non-Controlled Affiliated Privately Held Companies and Publicly Traded Securities (44.1%)				$47,865,039	$39,783,340

SIGNATURES

    The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	November 18, 2020